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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 21, 1998

                        AMERICAN BUSINESS PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


       GEORGIA                        1-7088                     58-1030529
      (State of               (Commission File No.)           (I.R.S. Employer
    incorporation)                                          Identification No.)


                       2100 RIVEREDGE PARKWAY, SUITE 1200
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

                                 (770) 953-8300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     On December 21, 1998, the Registrant announced that it has retained SunTrust Equitable Securities Corporation to sell BookCrafters USA, Inc., its book manufacturing business. In connection with the decision to sell this unit, BookCrafters USA will be accounted for as a discontinued operation. The Company expects to record a material charge in the fourth quarter of 1998 related to the divestiture.

     Details are contained in the Press Release, issued December 21, 1998 filed as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         The following exhibit is filed herewith:

         EXHIBIT NO.                             DESCRIPTION
         -----------                             -----------
               99                       Press Release, issued December 21, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    AMERICAN BUSINESS PRODUCTS, INC.



Dated:  December 23, 1998           /s/ Larry L. Gellerstedt, III
                                    -------------------------------------
                                    Larry L. Gellerstedt, III
                                    President and Chief Executive Officer



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                                  EXHIBIT INDEX


         The following exhibits are filed as part of this Report.

EXHIBIT NO.                    DESCRIPTION                     PAGE NO.
-----------                    -----------                     --------
   99          Press Release, issued December 21, 1998





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